SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2017

Interink Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-824-7047

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2017, we entered into amendments (the “Amendments”) to several outstanding promissory notes.  The description of the notes and the terms of the Amendments are contained in the below table.

Description of Existing Notes	Amendments Made to Notes	Exhibit to this Current Report
10% Convertible Promissory Note dated May 22, 2015 in the principal amount of $4,000; holder Zixiao Chen	Extended Maturity Date from May 22, 2017 to July 31, 2018	Ex. 4.1
10% Convertible Promissory Note dated April 25, 2016 in the principal amount of $5,000; holder Desert Skyline Resources, LLC	Extended Maturity Date from April 25, 2017 to July 31, 2018	Ex. 4.2
10% Convertible Promissory Note dated July 15, 2016 in the principal amount of $5,000; holder Desert Skyline Resources, LLC	Extended Maturity Date from July 15, 2017 to July 31, 2018	Ex. 4.3
Demand Promissory Note dated December 23, 2015 in the principal amount of $5,000; Demand Promissory Note dated February 26, 2016 in the principal amount of $1,000; holder Zixiao Chen

Extended Maturity Date from July 27, 2017 to July 31, 2018; interest rate at 20% per annum; convertible into common stock at $0.005 per share; company may prepay at 115% at August 1, 2017 for 90 days; increases to 125% at 91-180 days; no prepayment after 180 days

Ex. 4.4

The foregoing descriptions of the  and Amendments are qualified in its entirety by reference to such Amendments, which are filed hereto as Exhibits 4.1 to 4.4, and are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 - Creation of a Direct Financial Obligation

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Loan Extension Agreement
4.2	Loan Extension Agreement
4.3	Loan Extension Agreement
4.4	Loan Extension Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Plus, Inc.

/s/ Duan Fu

Duan Fu

Chief Executive Officer

Date: August 1, 2017

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